Prepaid Expenses and Other Current Assets - Summary of Prepaid Expenses and Other Current Assets (Detail) (USD $) In Thousands, unless otherwise specified	Sep. 29, 2013	Dec. 30, 2012	Jan. 01, 2012
Deferred Costs Capitalized Prepaid And Other Assets Disclosure [Abstract]
Income tax receivable		$ 1,465	$ 3,421
Prepaid insurance		1,408	746
Deferred financing costs		610	514
Prepaid property taxes		430	331
Maintenance		269	121
Other		339	528
Total	$ 14,078	$ 4,521	$ 5,661